Exhibit 99.1

NEWS RELEASE

For more information contact:

FEI Company

Fletcher Chamberlin

Investor Relations

(503) 726-7710

FEI Company Revises Impairment Charge for Second Quarter of 2005

HILLSBORO, Ore., August 8, 2005  – FEI Company (NASDAQ: FEIC) revised its results for the second quarter of 2005 to exclude an impairment charge.

On August 3, 2005, the company issued a press release announcing results for the second quarter of 2005, which ended on July 3, 2005. In the release, FEI described an impairment of goodwill related to parts of our semiconductor business. This impairment of goodwill amounted to $21.6 million, or $0.65 per basic and diluted share for the quarter. On August 8, 2005, following further review, the company concluded that it would not include an impairment of the goodwill in the financial statements for the quarter. Accordingly, this charge will not be included in the statement of operations reported in the Form 10-Q which will be filed with the Securities and Exchange Commission later this week.

The revised condensed financial statements for the quarter and year to date period ended July 3, 2005 are attached to this release.

Analyst Conference and Web cast Call – 8:00 a.m. PDT Tuesday, August 9, 2005

FEI will be hosting its annual analyst conference on Tuesday, August 9, 2005 which will be web cast to all interested parties.  Interested parties may access the presentation via the web by going to FEI’s Investor Relations page at http://www.feicompany.com. During this conference we plan to discuss this issue as well as business trends and other factors that impact FEI. The conference is scheduled to begin at 8:00 a.m. PDT and is expected to last approximately 2 hours.

About FEI

FEI’s Tools for Nanotech™, featuring focused ion- and electron-beam technologies, deliver 3D characterization, analysis and modification capabilities with resolution down to the sub-Ångstrom level. With R&D centers in North America and Europe and sales and service operations in more than 40 countries around the world, FEI is bringing the nanoscale within the grasp of leading researchers and manufacturers and helping to turn some of the biggest ideas of this century into reality. More information can be found on the FEI website at: http://www.feicompany.com.

FEI Company and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	July 3,	April 3,	December 31,
	2005	2005	2004
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$88,280	$158,257	$130,682
Short-term investments in marketable securities	126,166	160,889	173,681
Receivables	116,877	135,406	160,276
Inventories	91,976	92,604	87,783
Deferred tax assets	2,032	7,394	8,365
Other current assets	30,344	22,936	29,804

Total current assets	455,675	577,486	590,591

NON-CURRENT INVESTMENTS IN MARKETABLE SECURITIES	57,264	36,614	33,850
LONG-TERM RESTRICTED CASH	4,359	3,963	4,177
PROPERTY PLANT AND EQUIPMENT, NET	65,312	71,270	71,550
PURCHASED TECHNOLOGY, NET	9,603	20,613	22,080
GOODWILL	41,461	41,476	41,486
DEFERRED TAX ASSETS	6,690	24,409	18,555
OTHER ASSETS, NET	49,076	55,912	59,505

TOTAL	$689,440	$831,743	$841,794

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$34,244	$41,266	$36,618
Current accounts with Philips	2,757	4,766	4,240
Accrued payroll liabilities	10,898	13,762	15,070
Accrued warranty reserves	8,479	9,784	10,052
Deferred revenue	42,278	44,809	43,349
Income taxes payable	9,074	5,390	7,962
Accrued restructuring, reorganization and relocation	693	706	1,020
Other current liabilities	31,257	30,875	37,128

Total current liabilities	139,680	151,358	155,439

CONVERTIBLE DEBT	225,000	295,000	295,000
DEFERRED TAX LIABILITIES	5,076	5,638	6,412
OTHER LIABILITIES	4,831	5,195	5,373

SHAREHOLDERS’ EQUITY:
Preferred stock - 500 shares authorized; none issued and outstanding	—	—	—
Common stock - 70,000 shares authorized; 33,653; 33,493 and 33,413 shares issued and outstanding at July 3, 2005; April 3, 2005; and December 31, 2004	318,769	317,777	315,632
Accumulated earnings (deficit)	(20,285)	25,500	22,077
Accumulated other comprehensive income	16,369	31,275	41,861

Total shareholders’ equity	314,853	374,552	379,570

TOTAL	$689,440	$831,743	$841,794

FEI Company and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Thirteen Weeks Ended			Twenty Six Weeks Ended
	July 3,	April 3,	July 4,	July 3,	July 4,
	2005	2005	2004	2005	2004

NET SALES:
Products	$82,312	$95,753	$86,551	$178,065	$170,825
Service	25,181	25,240	21,917	50,421	42,737
Total net sales	107,493	120,993	108,468	228,486	213,562

COST OF SALES:
Products	52,840	53,475	49,569	106,315	98,969
Service	17,992	18,581	15,138	36,573	28,801
Total cost of sales	70,832	72,056	64,707	142,888	127,770

Gross profit	36,661	48,937	43,761	85,598	85,792

OPERATING EXPENSES:
Research and development	15,867	16,187	13,131	32,054	26,698
Selling, general and administrative	25,174	25,313	22,764	50,487	42,878
Amortization of purchased technology	1,517	1,342	1,413	2,859	2,826
Asset impairment	15,944	—	—	15,944	—
Restructuring, reorganization and relocation	1,124	—	488	1,124	707
Total operating expenses	59,626	42,842	37,796	102,468	73,109

OPERATING INCOME (LOSS)	(22,965)	6,095	5,965	(16,870)	12,683

OTHER INCOME (EXPENSE):
Interest income	1,905	1,814	1,288	3,719	2,351
Interest expense	(3,982)	(2,507)	(2,611)	(6,489)	(5,079)
Other expense, net	(993)	(216)	57	(1,209)	(2,355)
Total other expense, net	(3,070)	(909)	(1,266)	(3,979)	(5,083)

INCOME (LOSS) BEFORE TAXES	(26,035)	5,186	4,699	(20,849)	7,600

INCOME TAX EXPENSE	19,750	1,763	1,645	21,513	2,660

NET INCOME (LOSS)	$(45,785)	$3,423	$3,054	$(42,362)	$4,940

PER SHARE DATA:
Basic earnings (loss) per share	$(1.36)	$0.10	$0.09	$(1.26)	$0.15
Diluted earnings (loss) per share	$(1.36)	$0.09	$0.08	$(1.26)	$0.12

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	33,544	33,456	33,241	33,500	33,213
Diluted	33,544	39,878	39,734	33,500	39,724

FEI Company and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Thirteen Weeks Ended			Twenty Six Weeks Ended
	July 3,	April 3,	July 4,	July 3,	July 4,
	2005	2005	2004	2005	2004

NET SALES:
Products	76.6%	79.1%	79.8%	77.9%	80.0%
Service	23.4%	20.9%	20.2%	22.1%	20.0%
Total net sales	100.0%	100.0%	100.0%	100.0%	100.0%

COST OF SALES:
Products	49.2%	44.2%	45.7%	46.5%	46.3%
Service	16.7%	15.4%	14.0%	16.0%	13.5%
Total cost of sales	65.9%	59.6%	59.7%	62.5%	59.8%

Gross profit	34.1%	40.4%	40.3%	37.5%	40.2%

OPERATING EXPENSES:
Research and development	14.8%	13.4%	12.1%	14.0%	12.5%
Selling, general and administrative	23.4%	20.9%	21.0%	22.1%	20.1%
Amortization of purchased technology	1.4%	1.1%	1.3%	1.3%	1.3%
Asset impairment	14.8%	0.0%	0.0%	7.0%	0.0%
Restructuring, reorganization and relocation	1.0%	0.0%	0.4%	0.5%	0.3%
Total operating expenses	55.5%	35.4%	34.8%	44.8%	34.2%

OPERATING INCOME (LOSS)	-21.4%	5.0%	5.5%	-7.4%	5.9%

OTHER INCOME (EXPENSE):
Interest income	1.8%	1.5%	1.2%	1.6%	1.1%
Interest expense	-3.7%	-2.1%	-2.4%	-2.8%	-2.4%
Other expense, net	-0.9%	-0.2%	0.1%	-0.5%	-1.1%
Total other expense, net	-2.9%	-0.8%	-1.2%	-1.7%	-2.4%

INCOME (LOSS) BEFORE TAXES	-24.2%	4.3%	4.3%	-9.1%	3.6%

INCOME TAX EXPENSE	18.4%	1.5%	1.5%	9.4%	1.2%

NET INCOME (LOSS)	-42.6%	2.8%	2.8%	-18.5%	2.3%

FEI COMPANY

Supplemental Data

($ In Millions Except Per Share Amounts)

(Unaudited)

	Q2 Ended	Q1 Ended	Q2 Ended
	7/3/2005	4/3/2005	7/4/2004
Income Statement Highlights
Consolidated sales	$107.5	$121.0	$108.5
Gross margin	34.1%	40.4%	40.3%
R & D spending	$15.9	$16.2	$13.1
R & D (% of sales)	14.8%	13.4%	12.1%
SG&A	$25.2	$25.3	$22.8
SG&A (% of sales)	23.4%	20.9%	21.0%
Net income (loss) - GAAP	$(45.8)	$3.4	$3.1
Diluted earnings (loss) per share - GAAP	$(1.36)	$0.09	$0.08
Sales by Business Segment
MicroElectronics	$45.9	$57.7	$54.4
Electron Optics	$34.7	$36.1	$29.5
Service	$25.2	$25.2	$21.9
Components	$1.7	$2.0	$2.7
Sales by Market Sector
Semiconductor	$43.9	$60.4	$55.4
Data Storage	$13.3	$7.5	$11.5
I & I	$50.3	$53.1	$41.5
Sales by Geography
North America	$33.8	$33.7	$46.9
Europe	$47.4	$45.2	$24.7
Asia Pacific	$26.3	$42.1	$36.8
Bookings
Total	$112.8	$124.3	$125.4
Book to bill ratio	1.05	1.03	1.16
Backlog - total	$168.6	$163.3	$141.9
Backlog - Service	$40.7	$39.6	$31.5
Bookings by Business Segment
MicroElectronics	$44.1	$40.1	$70.1
Electron Optics	$40.7	$48.4	$32.8
Service	$26.2	$33.9	$19.7
Components	$1.8	$1.9	$2.8
Bookings by Market Sector
Semiconductor	$32.3	$48.2	$66.1
Data Storage	$15.1	$9.6	$15.0
I & I	$65.4	$66.4	$44.3
Balance Sheet Highlights
Cash, equivalents, investments, restricted cash	$276.1	$359.7	$311.3
Operating cash (used) generated	$(11.9)	$29.6	$10.8
Accounts receivable	$116.9	$135.4	$123.3
Days sales outstanding (DSO)	99	102	104
Inventory turnover	3.1	3.1	2.8
Inventories	$92.0	$92.6	$92.2
Property, plant and equipment	$65.3	$71.3	$72.4
Fixed asset investment (during quarter)	$4.7	$4.4	$3.7
Depreciation expense	$4.0	$4.1	$3.9
Current liabilities	$139.7	$151.4	$106.7
Working Capital	$316.0	$426.1	$431.9
Shareholders’ equity	$314.9	$374.6	$341.8
Headcount (permanent and temporary)	1,780	1,813	1,715